SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549



                                 Form 8-K



                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934


                  Date of Report:  June 7, 1994





                          BLACK HILLS CORPORATION



State of South Dakota       File Number 1-7978       IRS Number 46-0111677





                               625 Ninth Street
                        Rapid City, South Dakota  57709



                 Registrant's telephone number (605) 348-1700

Item 5.     Other Events

            Submission of Matters to a Vote of Security Holders

            (a)  The Annual Meeting of Shareholders was held on May 24,
                 1994.

            (b) The following Directors were elected to serve until the Annual Meeting of Shareholders in 1997.

                           Daniel P. Landguth
                           Dale E. Clement
                           John R. Howard

                 Other Directors whose term of office continues are:

                           Michael B. Enzi
                           Everett E. Hoyt
                           Charles T. Undlin
                           Glenn C. Barber
                           Bruce B. Brundage
                           Kay S. Jorgensen

            (c)  Matters Voted Upon at the Meeting

                 1. Elected three Class II Directors to serve until the Annual Meeting of Shareholders in 1997.

                     Daniel P. Landguth
                          Votes For                    11,435,837
                          Votes Withheld                  278,612

                     Dale E. Clement
                          Votes For                    11,361,221
                          Votes Withheld                  353,228

                     John R. Howard
                          Votes For                    11,417,719
                          Votes Withheld                  296,730

                 2. Increased the Company's authorized indebtedness from $200,000,000 to $500,000,000.
                          Votes For                     8,505,055
                          Votes Against                   690,478
                          Abstain                         381,419
                          Broker Non-Votes              2,137,497

                 3. Adopted an amendment to Article Fourth of the Company's Restated Articles of Incorporation by adding paragraph 8 thereto as follows:

                        8.  The provisions of South Dakota Codified
                     Laws Sections 47-33-8 through 47-33-16, inclusive, do not apply to control share acquisitions
                     (as defined by South Dakota Compiled Laws
                     Section 47-33-3(1)) of shares of the Company.


                          Votes For                     8,360,736
                          Votes Against                   823,931
                          Abstain                         391,605
                          Broker Non-Votes              2,138,177

                            On May 24, 1994, following the shareholders
                         annual meeting, the Board of Directors of the Company adopted the restated Articles of Incorporation, dated May 24, 1994 and containing all amendments to the Restated Articles of Incorporation as last restated on July 30, 1986, including the above amendment to Article Fourth adopted on May 24, 1994.

                            Attached as Exhibit 3(i) is a true and
                         correct copy of the Restated Articles of Incorporation of the Company, dated as of May 24, 1994 and filed with the office of the Secretary of State of South Dakota on June 1, 1994.

                 4. Ratified the appointment of Arthur Andersen & Co. to serve as independent auditors of the Company for the year 1994.
                          Votes For                    11,475,382
                          Votes Against                    87,412
                          Abstain                         148,804
                          Broker Non-Votes                  2,851

Item 7(c)  Exhibits

                     Exhibit 3(i) Restated Articles of Incorporation of the Company, dated May 24, 1994.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLACK HILLS CORPORATION



                                        By /s/DALE E. CLEMENT
                                           Dale E. Clement, Senior Vice
                                                President - Finance


Dated:  June 7, 1994